SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2002

Barra, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19690	94-2993326

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Milvia Street
Berkeley, California 94704-1113

(Address of Principal Executive Offices)

(510) 548-5442

(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
Exhibit Index
Exhibit 99.1
Exhibit 99.2

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

99.1	Certification of the Chief Executive Officer of Barra, Inc. with respect to the Quarterly Report on Form 10-Q for the period ended June 30, 2002.

99.2	Certification of the Chief Financial Officer of Barra, Inc. with respect to the Quarterly Report on Form 10-Q for the period ended June 30, 2002.

ITEM 9. REGULATION FD DISCLOSURE

     On August 13, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the “Form 10-Q”) with the Securities and Exchange Commission. Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, Kamal Duggirala, Chief Executive Officer of the Registrant, and Gregory V. Stockett, Chief Financial Officer of the Registrant, submitted certifications to accompany the Form 10-Q. Copies of such certifications submitted by Mr. Duggirala and Mr. Stockett are attached hereto as Exhibits 99.1 and 99.2, respectively.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2002	Barra, Inc.

	By:	/s/ Gregory V. Stockett

Name: Gregory V. Stockett Its: Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

99.1	Certification of the Chief Executive Officer of Barra, Inc. with respect to the Quarterly Report on Form 10-Q for the period ended June 30, 2002.

99.2	Certification of the Chief Financial Officer of Barra, Inc. with respect to the Quarterly Report on Form 10-Q for the period ended June 30, 2002.